Exhibit 99.1

Allergan Shareholders Approve Proposed Acquisition by AbbVie

DUBLIN, Oct. 14, 2019 /PRNewswire/ —

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

Allergan plc (NYSE: AGN) (the “Company” or “Allergan”) today announced that its shareholders have voted to approve the previously announced proposed acquisition of Allergan by AbbVie Inc (“AbbVie”). As described below, more than 99 percent of the votes cast at both a special court-ordered meeting of shareholders (the “Court Meeting”) and at an extraordinary general meeting of shareholders (the “EGM”) were in favor of the transaction, representing (in each case) approximately 68.6 percent of the shares outstanding and eligible to be voted at each of the Allergan shareholder meetings held on October 14, 2019 in Dublin, Ireland.

“On behalf of Allergan’s Board of Directors and executive team, I would like to thank our shareholders for their overwhelming support of the proposed combination with AbbVie,” said Brent Saunders, Chairman and CEO of Allergan. “In addition to delivering value for shareholders, this combination will create a leading biopharmaceutical company with a diversified portfolio and enhanced opportunity to invest in and deliver innovation for the patients we serve.”

Under the terms of the agreement announced on June 25, 2019, AbbVie will acquire Allergan in a cash and stock transaction for a transaction equity value of approximately $63 billion, based on the closing price of AbbVie’s common stock of $78.45 on June 24, 2019. Allergan shareholders will receive 0.8660 AbbVie Shares and $120.30 in cash for each Allergan share, for a total consideration of $188.24 per Allergan share. The transaction is expected to close in early 2020, subject to customary closing conditions and regulatory approvals.

Results of Court Meeting and Extraordinary General Meeting

As described above, on October 14, 2019, Allergan held a Court Meeting and EGM in Dublin, Ireland, in each case relating to the previously announced transaction whereby Venice Subsidiary, LLC, a Delaware corporation (“Acquirer Sub”), a direct wholly owned subsidiary of AbbVie, will acquire Allergan (the “Acquisition”). Both meetings were held to seek shareholder approval of the Acquisition, which will be effected by means of a “scheme of arrangement” under Chapter 1 of Part 9 of the Irish Companies Act of 2014, in accordance with Irish law. Allergan’s shareholders approved the proposal at the Court Meeting and each of the proposals at the EGM required to approve and implement the scheme of arrangement.

There were 328,096,999 ordinary shares of Allergan outstanding as of 9:00 a.m. on September 16, 2019, the voting record time for the Court Meeting and the EGM. A quorum was present at each of the Court Meeting and the EGM. Because the votes required to approve the proposals at the Court Meeting and the EGM are based on votes properly cast at the applicable meeting, and because abstentions are not considered votes properly cast, abstentions and broker non-votes along with failures to vote have no effect on such proposals.

Allergan will be filing a Form 8-K with the U.S. Securities and Exchange Commission setting forth the final results of voting on each of the items submitted to a vote of Allergan’s shareholders at the Court Meeting and the EGM. The final results of voting on each of the items submitted to a vote of Allergan’s shareholders at the Court Meeting and the EGM are as follows.

Court Meeting

At the Court Meeting, the Company’s shareholders voted on the proposal described below.

1. To approve the scheme of arrangement:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
225,069,013	99.64%	812,742	0.36%	638,027

In addition, of the 567 registered shareholders voting on the proposal, 518 registered shareholders or 91.36% of those voting voted in favour of the proposal and 49 registered shareholders or 8.64% of those voting voted against the proposal.

The Allergan shares voted in favour of and against the proposal represented 68.6% and 0.25%, respectively, of the 328,096,999 Allergan shares outstanding as of the voting record time and entitled to vote at the Court Meeting.

An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a resolution.

EGM

At the EGM, the Company’s shareholders voted on the proposals described below.

1. To approve the scheme of arrangement and authorize the directors of Allergan to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
225,075,108	99.64%	818,689	0.36%	640,835

2. To approve the cancellation of any Allergan ordinary shares in issue at 11:59 p.m., Irish time, on the day before the Irish High Court hearing to sanction the scheme (excluding, in any case, any Allergan ordinary shares which are held from time to time by AbbVie, Acquirer Sub or any other subsidiary of AbbVie, if any):

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
225,058,268	99.79%	478,883	0.21%	997,481

3. To authorise the directors of Allergan to allot and issue new Allergan shares, fully paid up, to Acquirer Sub and/or its nominee(s) in connection with effecting the scheme of arrangement:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
225,042,243	99.78%	492,964	0.22%	999,425

4. To amend the articles of association of Allergan so that any ordinary shares of Allergan that are issued on or after the Voting Record Time (as defined in the scheme of arrangement) to persons other than Acquirer Sub or its nominees will either be subject to the terms of the scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the scheme consideration:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
225,027,226	99.79%	475,707	0.21%	1,031,699

5. To approve, on a non-binding, advisory basis, specified compensatory arrangements between Allergan and its named executive officers relating to the transaction:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
202,856,963	94.18%	12,537,288	5.82%	11,140,381

6. To approve any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to solicit additional proxies in favour of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve resolutions 1 through 4:

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
205,396,306	91.08%	20,114,974	8.92%	1,023,352

About Allergan plc

Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a global pharmaceutical leader focused on developing, manufacturing and commercializing branded pharmaceutical, device, biologic, surgical and regenerative medicine products for patients around the world. Allergan markets a portfolio of leading brands and best-in-class products primarily focused on four key therapeutic areas including medical aesthetics, eye care, central nervous system and gastroenterology. As part of its approach to delivering innovation for better patient care, Allergan has built one of the broadest pharmaceutical and device research and development pipelines in the industry.

With colleagues and commercial operations located in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live longer, healthier lives every day.

For more information, visit Allergan’s website at www.Allergan.com.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including, but not limited to, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Allergan or AbbVie, all ‘dealings’ in any ‘relevant securities’ of Allergan or AbbVie (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant acquisition. This requirement will continue until the date on which the Scheme (as defined in the Proxy Statement) becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Allergan or AbbVie, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Allergan by AbbVie or ‘relevant securities’ of AbbVie by Allergan, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant acquisition.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie

No Profit Forecast / Asset Valuations

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for AbbVie or Allergan as appropriate. No statement in this announcement constitutes an asset valuation.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions (the “Restricted Jurisdictions”). Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Allergan website at www.allergan.com. The contents of the Allergan website are not incorporated into, and do not form part of, this announcement.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Document or any document by which the Acquisition and the Scheme are made. Allergan shareholders are advised to read carefully the Scheme Documents.

This announcement has been prepared for the purpose of complying with the laws of Ireland and the Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of Ireland.

CONTACTS:	Allergan:
Investors:
Manisha Narasimhan, PhD
(862) 261-7162

Media:
Lisa Brown
(862) 261-7320